UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007 (November 30, 2007)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York 14450

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 3, 2007, GateHouse Media, Inc. (the “Company”), issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the completion on November 30, 2007 of the acquisition (the “Acquisition”) of various daily and non-daily publications located in South Dakota, Florida, Kansas, Michigan, Missouri, Nebraska, Oklahoma and Tennessee from Morris Publishing Group (“Morris”) for a purchase price of $115 million. The Acquisition was effected pursuant to an asset purchase agreement (the “Purchase Agreement”) dated October 23, 2007, by and among GateHouse Media Operating, Inc., as buyer, the Company, as buyer guarantor, Morris Publishing Group, LLC, MPG Allegan Property, LLC, Broadcaster Press, Inc., MPG Holland Property, LLC, The Oak Ridger, LLC, and Yankton Printing Company, as sellers, and Morris Communications Company, LLC, as sellers’ guarantor. The Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 2.1. Other than the Purchase Agreement, there are no material relationships between the Company and Morris or any of their respective affiliates and the purchase price consideration was determined by an arm’s length bidding process.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Asset Purchase Agreement, dated as of October 23, 2007, by and among GateHouse Media Operating, Inc., as buyer, the Company, as buyer guarantor, Morris Publishing Group, LLC, MPG Allegan Property, LLC, Broadcaster Press, Inc., MPG Holland Property, LLC, The Oak Ridger, LLC, and Yankton Printing Company, as sellers, and Morris Communications Company, LLC, as sellers’ guarantor. Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

99.1	Press Release dated December 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

/s/ Michael Reed
Michael Reed Chief Executive Officer

Date: December 3, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Asset Purchase Agreement, dated as of October 23, 2007, by and among GateHouse Media Operating, Inc., as buyer, the Company, as buyer guarantor, Morris Publishing Group, LLC, MPG Allegan Property, LLC, Broadcaster Press, Inc., MPG Holland Property, LLC, The Oak Ridger, LLC, and Yankton Printing Company, as sellers, and Morris Communications Company, LLC, as sellers’ guarantor. Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

99.1	Press Release dated December 3, 2007